SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                          OF THE SECURITIES ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):     October 22, 1997


                              M.D.C. Holdings, Inc.
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             (Exact name of registrant as specified in its charter)




      Delaware                      1-8951                     84-0622967
---------------------       ----------------------      ------------------------
(State or other            (Commission file number)        (I.R.S. employer
 jurisdiction of                                            identification no.)
 incorporation)

3600 South Yosemite Street, Suite 900, Denver, Colorado          80237
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       (Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code:      (303) 773-1100
                                                    ----------------------------




                                 Not Applicable
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         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS


         On October 22, 1997, the Company published a News Bulletin reporting the Company's financial results for the third fiscal quarter ended September 30, 1997, a copy of which is attached to this Form 8-K as Exhibit 99.1.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of business acquired

          Not applicable

     (b)  Pro forma financial information

          Not applicable

     (c)  Exhibits

          99.1 News Bulletin reporting the Company's financial results for the third fiscal quarter ended September 30, 1997.

                                            M.D.C. HOLDINGS, INC.



Dated:   October 22, 1997                   By:  /s/ Paris G. Reece III
                                                --------------------------------
                                                Paris G. Reece III
                                                Senior Vice President and
                                                Chief Financial Officer